SECOND AMENDMENT TO
                               -------------------
                           PUT AND PURCHASE AGREEMENT
                           --------------------------
                    (AL II Holdings - 14 Operating Facilities
                          and 5 Development Facilities)

     This Second Amendment to Put and Purchase Agreement (this "Amendment") is made this 22 day of March, 2001 by and among Daniel R. Baty, individually and on behalf of his marital community ("Obligor"), AL II Holdings LLC, a Delaware limited liability company ("AL II Holdings"), AL Investors II LLC, a Delaware limited liability company ("AL Investors II"), AL Investors Development LLC, a Delaware limited liability company ("AL Development"), and each of the Facility Entities which own a Facility. AL Investors II is executing this Amendment for itself and as the sole managing member on behalf of each of the Facility Entities which own an Operating Facility or a Refinanced Facility (or in cases where such Facility Entity is a limited partnership, as sole managing member on behalf of the general partner thereof) and AL Investors Development is executing this Amendment for itself and as the sole managing member on behalf of five (5) of the Facility Entities which own a Development Facility, all as set forth on and identified on Exhibit A to the Put and Purchase Agreement (as hereinafter defined).

                                    Recitals
                                    --------

     A. Obligor, AL II Holdings, AL Investors II, and AL Development entered into that certain Put and Purchase Agreement (AL II Holdings - 14 Operating Facilities and 5 Development Facilities), dated as of March 26, 1999, as amended by First Amendment to Put and Purchase Agreement, dated as of March 27, 2000 (as amended, the "Put Agreement").

     B. In connection with the transaction described in the Put Agreement, AL Investors II and /or its affiliates entered into that (i) that certain Management Agreement with Option to Purchase (AL II - 14 Operating Facilities), dated March 26, 1999 (the "AL II Management Agreement"), and (ii) that certain Management Agreement with Option to Purchase (AL II - 5 Development Facilities), dated March 26, 1999 (the "AL II Development Management Agreement"). The AL II Management Agreement was subsequently segregated in connection with the refinancing of four of the Facilities pursuant to a loan from Teachers Insurance and Annuity Association of America pursuant to that certain Amendment to Management Agreement dated March 27, 2000 and the execution of the Management Agreement with Option to Purchase (Teachers) (the "Management Agreement (Teachers)", dated March 27, 2000 (collectively with the AL II Management Agreement and the AL II Development Management Agreement , the "AL II Management Agreements").

     C. The parties hereto or certain affiliates thereof also entered into that certain Management Agreement with Option to Purchase (Emeritrust 25), dated December 30, 1998, pursuant to which, among other things, AL Investors LLC, a Delaware limited liability company, and the Facility Entities defined therein engaged Manager to manage certain Facilities described therein (as amended, the "AL I Management Agreement"), as well as that certain related Put and Purchase Agreement dated December 30, 1998, as amended by First Amendment to Put and Purchase Agreement dated March 26, 1999 (as amended, the "AL I Put Agreement"),

     D. GMAC Commercial Mortgage Corporation ("GMAC") is the lender under the Senior Loan under both the AL I Management Agreement and the AL II Management Agreements. The Senior Loan as defined in the AL I Management Agreement is referred to herein as the "AL I Senior Loan".

     E. The parties to the AL I Management Agreement have agreed that it would be beneficial to restructure the AL I Senior Loan by, among other things, dividing the loan into three tranches, collateralizing a portion of the tranche known as "Tranche B" with certain property owned by subsidiaries of AL Investors II (the "AL II Collateral Properties"), amending the interest rate, and obtaining two 9-month conditional options to extend the term of the loan (the "AL I Loan Restructure"). The AL I Loan Restructure is evidenced by, inter alia, that certain First Amendment to Loan Agreement by and between GMAC Commercial Mortgage Corporation and AL Investors I, dated on or about the date hereof (the "GMAC Amendment").

     F. As a condition to the AL I Loan Restructure, the parties now desire to amend the Put Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Definitions.  All  terms  capitalized herein but not defined shall have the
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meanings  given  them  in  the  Put  Agreement.

     Triggering  Events.  Section  3.1(a)  is hereby deleted in its entirety and
     ------------------
replaced with the following: "(a) If Emeritus does not give notice of its exercise of its Purchase Options under all three of the AL II Management
Agreements on or before December 12, 2001, or does not close its Purchase Options under all three of the AL II Management Agreements on or before December
     31, 2001, subject to such extension for closing as may be granted in the AL II Management Agreements". Section 3.1(c) is hereby amended by adding at the end thereof the following: "or AL Investors II has elected to terminate the AL II Management Agreement or the Management Agreement (Teachers), or AL Investors Development has elected to terminate the Development Management Agreement, pursuant to a right to do so".

     Exercise  of  Option.  A  sentence  is  added  at the end of section 3.1 as
     --------------------
follows:  Notwithstanding  the  6th  sentence of the last full paragraph in this
Section 3.1, AL II Holdings may give the Put Notice to Obligor at any time after the Triggering Event but in any event within 60 days after the expiration of the Initial Term of the Management Agreement; provided, however, that if the AL II
                                            -----------------
Collateral Properties have not been released as additional security for the AL I Senior Loan as of the occurrence of a Triggering Event under this Agreement, then AL II Holdings shall have the right to defer delivery of the Put Notice and exercise of its rights under the Put Agreement to any time until 60 days after the earlier to occur of (i) a Triggering Event under the AL I Put Agreement, or
(ii) 60 days after the AL II Collateral Properties have been released as additional security for the AL I Senior Loan (the "Deferred Exercise Date")

     Time  of  Exercise.  Subject  to  the  provisions of Paragraph 3 above, the
     ------------------
clause "one hundred eighty (180) days prior to the expiration of the Initial Term of the Management Agreement" in the last full paragraph of Section 3.1 shall be deleted and replaced in its entirety with the following: "December 31, 2001, subject to such extension for closing as may be granted in the AL II Management Agreements".

     Selection  of  Facilities.  If  and  only  if  (a)  the  AL  II  Collateral
     -------------------------
Properties  have  not  been  released as additional security for the AL I Senior
     ----
Loan and (b) a Triggering Event has occurred under and as defined in the AL I Put Agreement or a Triggering Event has occurred under and as defined in the Put Agreement, then AL II Holdings shall have the right to transfer any or all of its put rights to AL Investors for exercise in accordance with the AL I Put Agreement by electing to decrease the number of Put Facilities to be selected by AL II Holdings under the Put Agreement and to simultaneously and by like amount increase the number of Put Facilities to be selected by AL Investors under the AL I Put Agreement.

     Obligor's  Option.  Section 3.2 is hereby amended to change both references
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to "twenty (20)" days therein to "ten (10)" days, and to change all reference to
"sixty (60)" days therein to "thirty (30)" days, such that Obligor shall be permitted to exercise Obligor's Option by written notice and deposit given to AL II Holdings not later than ten (10) days after receipt of the Put Notice pursuant to Section 3.1(a) or 3.1(b), and not later than thirty (30) days after receipt of the Put Notice pursuant to Section 3.1(c), 3.1(d) or 3.1(e).

     Conforming  Definitions.  Exhibit  A  is  hereby  amended  as  follows:
     -----------------------

     6.1     Junior  Loan.  The  definition of Junior Loan is hereby deleted and
             ------------
replaced in its entirety with the following: any indebtedness incurred by Owners which is secured by a mortgage, pledge, and related security instruments against, among other things, the membership interests of AL II Holdings in AL Investors Development and AL Investors II and/or the membership interests of AL Investors II and AL Investors Development in the Facility Entities. Initially, the Junior Loan is evidenced by that certain Loan Agreement among AL II Holdings, AL Investors II, AL Investors Development and the Facility Entities and Senior Housing Partners I, L.P. dated on or about the date hereof, as subsequently amended ("Initial Junior Loan").

     6.2     Put  and  Purchase  Agreement  The  definition  of Put and Purchase
             -----------------------------
Agreement is hereby deleted and replaced in its entirety with the following: that certain Put and Purchase Agreement dated March 26, 1999, as amended by First Amendment to Put and Purchase Agreement dated March 27, 2000, and as subsequently amended.

     Notices.  All  notices to be given by either party to this Amendment to the
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other  party hereto shall be in writing, and shall be sent to the parties at the addresses  and  in  the  manner  set  forth  in  the  Put  Agreement.

     Ratification.  The  Put  Agreement, as amended by this Amendment, is hereby
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ratified  and  confirmed.

     Headings.  The  headings  contained herein are for convenience of reference
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only  and  are  not intended to define, limit or describe the scope or intent of any  provision  of  this  Amendment.

     Applicable  Law.  This  Amendment shall be construed and interpreted and be
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governed  by  the  laws  of  the  State  of  Washington.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date and year first above written.


OWNER:     AL  II  HOLDINGS LLC, a Delaware limited liability company for itself and as sole managing member on behalf of each of AL Investors II LLC and AL Investors Development LLC


By     /s/  Norman  L.  Brendan
       ------------------------
     Norman  L.  Brendan
     Managing  Manager

     AL INVESTORS DEVELOPMENT LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Facility Entities which owns a Development Facility

By     /s/  Norman  L.  Brendan
       ------------------------
     Norman  L.  Brendan
     Managing  Manager


     AL INVESTORS II LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Facility Entities which owns an Operating Facility other than a Refinanced Facility (or in cases where such Facility Entity is a limited partnership, as sole managing member on behalf of the general partner of such Facility Entity)


By     /s/  Norman  L.  Brendan
       ------------------------
     Norman  L.  Brendan
     Managing  Manager


Each  of  the  Facility  Entities  which  owns  a  Refinanced  Facility

By:     /s/  Norman  L.  Brendan
        ------------------------
     Norman  L.  Brendan
     Managing  Manager


OBLIGOR:

     /s/  Daniel  R.  Baty
     ---------------------
     Daniel  R.  Baty,  individually  and  on  behalf  of  his marital community